                                                                     Exhibit T3F

TABLE SHOWING REFLECTION IN THIS INDENTURE OF CERTAIN PROVISIONS OF THE TRUST
                             INDENTURE ACT OF 1939:/1/

                                                                                   INDENTURE
TIA SECTION                                                                        SECTION
-----------                                                                        -------
310(a)(1)a        .....................................................            6.10
   (a)(2)         .....................................................            6.10
   (a)(3)         .....................................................            N.A./2/
   (a)(4)         .....................................................            N.A.
   (a)(5)         .....................................................            6.10
   (b)            .....................................................            6.10

311(a)            .....................................................            6.11
   (b)            .....................................................            6.11
   (c)            .....................................................            N/A

312(a)            .....................................................            2.06
   (b)            .....................................................            10.03
   (c)            .....................................................            10.03

313(a)            .....................................................            6.06
   (b)            .....................................................            6.06
   (c)            .....................................................            6.06
   (d)            .....................................................            6.06

314(a)            .....................................................            4.02
   (b)            .....................................................            N.A.
   (c)(1)         .....................................................            10.04; 10.10
   (c)(2)         .....................................................            10.04; 10.10
   (c)(3)         .....................................................            N.A.
   (d)            .....................................................            N.A.
   (e)            .....................................................            10.05

315(a)            .....................................................            6.01(b)
   (b)            .....................................................            6.05; 10.02
   (c)            .....................................................            6.01(a)
   (d)            .....................................................            6.01(c)
   (e)            .....................................................            5.11

--------------------------
     /1/ This Table shall not, for any purpose, be deemed to be a part of this Indenture.

     /2/   N.A. means Not Applicable.

                                                                                   INDENTURE
TIA SECTION                                                                        SECTION
-----------                                                                        -------
316(a) (last sentence)                                                             2.10
(a)(1)(A)         .....................................................            5.05
(a)(1)(B)         .....................................................            5.04
(a)(2)            .....................................................            N.A.
(b)               .....................................................            5.07

317(a)(1)         .....................................................            5.08
(a)(2)            .....................................................            5.09
(b)               .....................................................            2.05

318(a)            .....................................................            10.01
[sec]

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